November 13, 2003


                         Calypte Biomedical Corporation
                         ------------------------------

                Ticker:          CYPT
                Exchange:        OTC Bulletin Board


                Agreement for Commitment to Purchase Aggregate of
                       $10,000,000 of 5% Promissory Notes


Securities:             5% Notes, each with 12 month term (the "Notes")
----------              of the Issuer

Issuer:                 Calypte Biomedical Corporation (the "Issuer")
------

Purchaser:              Marr Technologies, B.V.
---------

Commitment Amount:      $10,000,000
-----------------

Use of Proceeds:        General Corporate Purposes
---------------

I.   Terms of Note Issuance

       a. Note Issuance: Beginning on the First Availability Date and continuing through the Availability Period (each as defined in Section III.c.)of this agreement, the Issuer may issue Notes, in its sole discretion (each, a "Note"), which the Purchaser shall be obligated to accept, with an aggregate total not to exceed the Commitment Amount.

       b. Issuance Notice: The Issuer shall indicate its intention to issue a Note by delivering to the Purchaser an Issuance Notice (each, an "Issuance Notice") via facsimile transmission. The Issuance Notice shall specify:

              (i)    The amount of the Note (the "Note Amount");

              (ii) The date on which the Note is to be effective and funded, which shall be no sooner than 4 business days from the date of the Issuance Notice. If the Issuer wishes the Note to be funded on the fourth business day, the Issuance Notice must be delivered to the Purchaser and such receipt confirmed, before 8:30 a.m. ET.

              (iii)  A form of Issuance Notice is attached hereto as Exhibit B.

       c. Note Amount: The Note Amount shall be a minimum of $500,000 in any single issuance. The maximum Note Amount in the first month following the First Availability Date shall be $1,500,000 and, should the conditions regarding listing of the Company's common stock described in Section III.b. herein not be met, such Note will become due and payable on April 30, 2004. II. Settlement

              a. Settlement: Within 24 hours of the Issuer's transmission of the Issuance Notice to the Purchaser, Purchaser shall confirm receipt thereof. Once the Purchaser confirms the receipt of the Issuance Notice, Purchaser shall have 3 business days in which to purchase the Note by wire transfer of immediately available funds to the Issuer's designated account. At the election of either party, an escrow agent may be used.

              b. Note Agreement: Each Note issued pursuant to an Issuance Notice under this Agreement shall be evidenced by a Note substantially in the form of Exhibit A hereto and shall be executed by authorized representatives of both Purchaser and Issuer.

              c. Term of Note. Except as noted in Section I.c. with respect to any Note issued during the first month following the First Availability Date, Each Note issued under the terms of this Agreement shall have a term of 12 months and shall be repaid upon maturity by wire transfer of immediately available funds to the Purchaser's designated account.

              d. Interest. Interest shall accrue at 5% per annum on any Notes issued under the terms of this Agreement and shall be paid in cash upon the maturity of the Note.

III.          General Conditions

              a. Effective Date: The Effective Date of this agreement shall be the date on which the authorized representatives of the Issuer and Purchaser shall have signed this Agreement.

              b. Term of Agreement. This agreement shall terminate on May 31, 2005. Notwithstanding the preceding sentence, this Agreement shall terminate on March 31, 2004 if, at that date, Issuer shall not have its common stock, $0.03 par value, listed on either the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or Nasdaq Small Cap Market.

              c. First Availability Date and Availability Period. The earliest date upon which the Issuer may issue an Issuance Notice under the terms of this agreement is February 28, 2004 (the "First Availability Date"). Subject to the provisions of Section 1.c. herein, Issuer may issue an Issuance Notice on any date thereafter through and including May 31, 2004. The period from February 28, 2004 through May 28, 2004, inclusive, is defined as the "Availability Period".

              d. Subsequent Financings: During the term of this Agreement, Issuer will notify Purchaser of all offerings for equity financing which it may undertake. Equity financings shall, for the purposes of this Agreement, be defined as cash received by Issuer from the sale of Issuer's common stock, $0.03 par value, or such other equity security as it may offer from time to time, for cash, specifically excluding cash received from the exercise of currently outstanding or subsequently granted options or warrants issued to employees, consultants, or other parties for services or in lieu of cash for services or for intellectual property rights.

              i. Issuer will grant Purchaser the right of first refusal to participate in any such subsequent equity financings on the same key terms and conditions, which shall include the dollar investment amount or number of shares to be purchased, pricing, number of warrants and their terms, if any, registration rights and fees, as applicable to the subject offer. Purchaser shall inform Issuer of its decision to participate in any subsequent equity financing within two business days of notice from Issuer.

              ii. Regardless of Purchaser's election to participate in any such subsequent equity financings, the Total Note Purchase Commitment under this Agreement shall be decreased dollar for dollar by the net amount of such subsequent equity financing completed by Issuer.

       d. Issuance of Warrant. As fee for the loan commitment evidenced by this Agreement, Issuer agrees to issue, on the Effective Date, a warrant to purchase 375,000 shares of its common stock, $0.03 par value, at a price of $0.80 per share. The warrant shall be immediately exercisable and shall have a term of two years from the Effective Date. The Warrant shall be issued to:

                        Boodle Hatfield.
                        61 Brook Street
                        London W1K 4BL

              A form of warrant is attached as Exhibit C.

       e. Non-utilization of Commitment. No utilization of this Note facility may be made if, at the time the Issuance Notice is tendered to Purchaser or at the time the Note is issued, an event of default or an event which, with the giving of notice or lapse of time or both, would constitute an event of default (the "Event of Default") has occurred and is continuing or would result from such utilization of this facility.

       f. Events of Default. Purchaser may, without prejudice to its other rights hereunder, terminate its obligation to purchase the Notes and declare all outstanding amounts owing to Purchaser pursuant to Notes issued under this Agreement, together with all accrued interest and such other payments payable under this Agreement, immediately due and payable at any time after any of the following events shall have occurred:

              i. The Issuer defaults in the due performance of observance of any of its obligations under this agreement and, if such default is, in the opinion of the Purchaser, capable of remedy, such default shall not have been remedied within 14 days of the Purchaser notifying the Issuer of such default; or

              ii. Any judgment or order of a court of competent jurisdiction in an amount exceeding $10,000 made against the Issuer is not stayed or complied with within 21 days of an encumbrancer takes possession of the whole or part of the assets, rights, or revenues of the Issuer or a distress or other process is levied or enforced upon any of the assets, rights or revenues of the Issuer and is not discharged within 21 days; or


              iii. The Issuer is adjudicated and found insolvent or any step is taken or proceedings are commenced for the winding-up, administration, liquidation, restructuring or dissolution of the Issuer of for the appointment of a liquidator, trustee in bankruptcy, receiver or similar officer in respect of the Issuer or the whole or any part of its assets, rights, or revenues; or

              iv. The Issuer stops or suspends payment of its debts incurred subsequent to September 30, 2003, as summarized in Exhibit D, or is, or has been deemed to be, unable to, or admits inability to, pay its debts as they come due or it commences negotiations with one or more if its creditors with a view to the general rescheduling of all or any of its debts or proposes or enters into any composition or other arrangement for the benefit of its creditors generally, or of any class thereof; or

              v. Except with respect to a Note issued within the month following the First Availability Date, the common stock of the Issuer ceases to be listed on a recognized stock exchange in the United States of America; or

              vi. Any other event occurs or circumstance arises which is likely to have a material adverse effect on the business or financial condition of the Issuer.

This agreement is executed and binding as of this 13th day of November 2003.


Calypte Biomedical Corporation
("Issuer") A Delaware Corporation


By: /s/ Jay Oyakawa
    ----------------------------------------

Title: President and CEO
      --------------------------------------



Marr Technologies, B.V.
("Purchaser")

By: /s/ J.K. Basnet
    ----------------------------------------

Title: Authorised Signatory
       -------------------------------------

                                                                       EXHIBIT A


                             FORM OF PROMISSORY NOTE


$____________                                                 [Date]
                                                        Alameda, California


         FOR VALUE RECEIVED, Calypte Biomedical Corporation, a Delaware corporation (the "Borrower") promises to pay to the order of Marr Technologies, B.V. (the "Payee"), the principal amount of ____________________________________
and No/100 Dollars ($__________.00) ("Principal"). The unpaid Principal due under this Note shall bear interest from the date hereof until paid, computed at a rate equivalent of 5.00% per annum (computed on the basis of a 360-day year and actual days elapsed).

         This Note shall be payable in full twelve months from the date hereof (the "Maturity Date"). All accrued interest on the entire unpaid principal shall likewise be due on the Maturity Date.

         Payment of the Principal and interest shall be made in lawful money of the United States in the form of a wire transfer of immediately available funds to an account specified by Payee or at such other place as Payee may from time to time direct in writing. Payee shall be entitled to assign its rights hereunder, and in the event of such assignment, any references to "Payee" herein shall include such subsequent holder or holders.

         No delay on the part of the Payee in exercising any right under this Note, or other undertaking securing or affecting this Note shall operate as a waiver of such right or any other right, nor shall any omission in exercising any right on the part of the Payee under this Note. In the event this Note is not paid when due, the Borrower shall pay all costs of collection, including, without limitation, reasonable attorneys' fees.

         All notices and other communications hereunder shall be in writing and shall be deemed received (1) upon receipt or refusal thereof, if delivered personally or via overnight courier service, or (2) upon receipt by the sender of transmission confirmation, if delivered via facsimile. Notice to either party hereto, if faxed or sent by overnight courier service, shall be to the following addresses:

      If to the Payee, to:                  If to the Borrower, to:
      Marr Technologies, BV                 Calypte Biomedical Corporation
      Strawinskylaan 1431                   1265 Harbor Bay Parkway
      1077XX Amsterdam                      Alameda, CA 94502
      Netherlands                           Attention:  Executive Vice President
                                                        and CFO
      Attention:  Christian Strik           Facsimile:  510-814-8494
      Facsimile:

Any party may change their address for notice by giving all other parties notice of such change pursuant to this paragraph.

         At the option of the Borrower, all or any portion of the Principal and accrued interest due on this Note may be otherwise prepaid without premium or penalty, the amount of the prepayment to be applied first to accrued interest and the remainder to any unpaid balance of Principal.

         This Note and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles of the State of Delaware. All rights of Payee hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind its successors and assigns; provided, however, that this Note and the Borrower's obligations hereunder shall not be assignable by the Borrower without the prior written consent of Payee. The Borrower hereby waives presentment, demand, protest, notice of dishonor and/or protest, notice of nonpayment and all other notices and demands, and assents to the extension of the time of payment, forbearance or other indulgence, without notice.

         To induce Payee to accept this Note, the Borrower irrevocably agrees that, subject to Payee's sole and absolute election, all actions or proceedings, in any way, manner or respect, arising out of or from or related to this Note shall be litigated in courts having situs within the City of Wilmington, State of Delaware. The Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said City and State. The Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against the Borrower by Payee in accordance with this paragraph, and the Borrower hereby specifically waives any right to assert the doctrine of forum non conveniens.

         THE BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         All of Payee's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Payee of any partial payment made hereunder after the time when any of the Borrower's liabilities become due and payable will not establish a custom or waive any rights of Payee to enforce prompt payment hereof. Payee's failure to require strict performance by the Borrower of any provision of this Note shall not waive, affect or diminish any right of Payee thereafter to remain in strict compliance and performance herewith.

         IN WITNESS WHEREOF, Calypte Biomedical Corporation has executed and delivered this Promissory Note the day and year first written above.


                                CALYPTE BIOMEDICAL CORPORATION


                                By:
                                   ----------------------------------------
                                   Richard R. Brounstein
                                   Executive Vice President
                                   and Chief Financial Officer

                                                                       Exhibit B



                                     Form Of

                                 ISSUANCE NOTICE

                         Calypte Biomedical Corporation


       The undersigned hereby certifies, with respect to a 5% Note of Calypte Biomedical Corporation (the "Company") issuable in connection with this Issuance Notice dated __________________ (the "Issuance Notice"), delivered pursuant to the Agreement for Commitment to Purchase Aggregate of $10,000,000 5% Promissory Notes dated as of November 13, 2003 (the "Agreement"), as follows:

       1. The undersigned is the duly appointed _________________ of the Company.

       2.     The Note Amount is $____________.

       3.     The Settlement Date shall be _________, 2004.

       The undersigned has executed this Notice this ___th day of ____ 2004.


                                        CALYPTE BIOMEDICAL CORPORATION


                                        By: _______________________________
                                            Name:
                                            Title:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR ANY STATE SECURITIES LAWS AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, IN EITHER CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                         CALYPTE BIOMEDICAL CORPORATION

                          Common Stock Purchase Warrant
                                       to
                             Purchase 375,000 Shares
                                       of
                                  Common Stock

                This Common Stock Purchase Warrant is issued to:

                                 Boodle Hatfield
                                 61 Brook Street
                                 London, W1K 4BL


by CALYPTE BIOMEDICAL CORPORATION, a Delaware corporation (hereinafter called the "Company", which term shall include its successors and assigns).

       FOR VALUE RECEIVED and subject to the terms and conditions hereinafter set out, the registered holder of this Warrant as set forth on the books and records of the Company (the "Holder") is entitled upon surrender of this Warrant to purchase from the Company 4,000,000 fully paid and non-assessable shares of Common Stock, $0.03 par value per share (the "Common Stock"), at the Exercise Price (as defined below) per share.

       This Warrant shall expire at the close of business on November 13, 2005.

       1. (a) The right to purchase shares of Common Stock represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company at 1265 Harbor Parkway, Alameda, California 94502 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment to the Company, by cash or by certified check or bank draft, of the Exercise Price for such shares. The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares of Common Stock as aforesaid. Certificates for the shares of Common Stock so purchased (together with a cash adjustment in lieu of any fraction of a share) shall be delivered to the Holder within a reasonable time, not exceeding five
(5) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the Holder within such time, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

              (b) This Warrant may be exercised to acquire, from and after the date hereof, the number of shares of Common Stock set forth on the first page hereof (subject to adjustments described in this Warrant); provided, however, the right hereunder to purchase such shares of Common Stock shall expire at 5:00 p.m. Alameda, California time on November 13, 2005.

         2. This Warrant is being issued by the Company pursuant to the terms of the Agreement for Commitment to Purchase Aggregate of $10,000,000 of 5% Promissory Notes dated as of November 13, 2003.

         3. The Company covenants and agrees that all Common Stock upon issuance against payment in full of the Exercise Price by the Holder pursuant to this Warrant will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (except to the extent resulting from the Holder's own circumstances, actions or omissions). The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have at all times authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will procure at its sole expense upon each such reservation of shares the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the Common Stock is then listed or inter-dealer trading systems on which the Common Stock is then traded. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock may be listed or inter-dealer trading system on which the Common Stock is then traded. The Company will not take any action which would result in any adjustment in the number of shares of Common Stock purchasable hereunder if the total number of shares of Common Stock issuable pursuant to the terms of this Warrant after such action upon full exercise of this Warrant and, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and other rights to purchase shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Restated and Amended Articles of Incorporation, as then amended.

         4. The Initial Exercise Price is $0.80 per share of Common Stock ("Initial Exercise Price"). The Initial Exercise Price shall be adjusted as provided for below in this Section 4 (the Initial Exercise Price, and the Initial Exercise Price, as thereafter then adjusted, shall be referred to as the "Exercise Price") and the Exercise Price from time to time shall be further adjusted as provided for below in this Section 4. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment, and (ii) dividing the product thereof by the Exercise Price resulting from such adjustment. The Exercise Price shall be adjusted as follows:

                  (i) In the case of any amendment to the Company's  Articles of
         Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Warrant shall be adjusted so as to provide that upon exercise thereof, the Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the Holder issuable upon such exercise had the exercise occurred immediately prior to such designation, change or division. This Warrant shall be deemed thereafter to provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Subsection 4(i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

                  (ii) If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect
         immediately  prior  to  such  combination   shall  be   proportionately
         increased.

                  (iii) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation or other entity, or the sale of all or substantially all of the Company's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section 4), lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to receive upon the exercise hereof upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant under this Section 4 had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation or merger). Subject to the terms of this Warrant, in the event of a merger or consolidation of the Company with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to holders of Common Stock, is greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger or consolidation, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company shall not effect any such consolidation, merger or sale, unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities, other evidence of equity ownership or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive or otherwise acquire. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock in accordance with such offer.

                  (iv) In case the Company shall, at any time prior to exercise of this Warrant, consolidate or merge with any other corporation or other entity (where the Company is not the surviving entity) or
         transfer  all  or  substantially   all  of  its  assets  to  any  other
         corporation or other entity, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant upon the exercise of this Warrant after the effective date of such transaction shall be entitled to receive the kind and amount of shares, evidences of indebtedness and/or other securities or property receivable on such transaction by a holder of the number of shares of Common Stock as to which this Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interest of the Holder of this Warrant to the end that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness or other securities or assets thereafter deliverable upon exercise of this Warrant. Upon the occurrence of any event described in this Section 4(iv), the holder of this Warrant shall have the right to (i) exercise this Warrant immediately prior to such event at an Exercise Price equal to lesser of (1) the then Exercise Price or (2) the price per share of Common Stock paid in such event, or (ii) retain ownership of this Warrant, in which event, appropriate provisions shall be made so that the Warrant shall be exercisable at the Holder's option into shares of stock, securities or other equity ownership of the surviving or acquiring entity.

              Whenever  the  Exercise  Price shall be adjusted  pursuant to this
Section 4, the Company shall issue a certificate signed by its President or Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), and the Exercise Price after giving effect to such adjustment, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant. The Company shall make such certificate and mail it to the Holder promptly after each adjustment.

              No fractional shares of Common Stock shall be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares, the Company shall make a cash payment therefore equal in amount to the product of the applicable fraction multiplied by the Exercise Price then in effect.

         5. In the event the Company grants rights (other than rights granted pursuant to a shareholder rights or poison pill plan) to all shareholders to purchase Common Stock, the Holder shall have the same rights as if this Warrant had been exercised immediately prior to such grant.

         6. The shares of Common Stock issuable upon the exercise of this Warrant shall have piggyback rights for inclusion in a registration statement filed by the Company pursuant to a Form S-2 to be filed with the Securities and Exchange Commission on or prior to May 1, 2004.

         7. This Warrant need not be changed because of any change in the Exercise Price or in the number of shares of Common Stock purchased hereunder.

         8. The terms defined in this paragraph, whenever used in this Warrant, shall, unless the context otherwise requires, have the respective meanings hereinafter specified. The term "Common Stock" shall mean and include the Company's Common Stock, $0.03 par value per share, authorized on the date of the original issue of this Warrant and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in Section 4 hereof, the stock, securities or assets provided for in such paragraph. The term "Company" shall also include any successor corporation to Calypte Biomedical Corporation by merger, consolidation or otherwise. The term "outstanding" when used with reference to Common Stock shall mean at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company. The term "1933 Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission, or any other Federal agency then administering the 1933 Act, there-under, all as the same shall be in effect at the time.

         9. This Warrant is exchangeable, upon the surrender hereby by the Holder at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by the Holder at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any such new Warrants and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity, reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant or such new Warrants, the Company will issue to the Holder a new Warrant of like tenor, in lieu of this Warrant or such new Warrants, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

         10. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this warrant in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle the Holder to any voting rights or any rights as a shareholder of the Company. The rights and obligations of the Company, of the Holder, and of any holder of shares of Common Stock issuable hereunder, shall survive the exercise of this Warrant.

         11. This Warrant sets forth the entire agreement of the Company and the Holder of the Common Stock issuable upon the exercise of this Warrant with respect to the rights of the Holder and the Common Stock issuable upon the exercise of this Warrant, notwithstanding the knowledge of such Holder of any other agreement or the provisions of any agreement, whether or not known to the Holder, and the Company represents that there are no agreements inconsistent with the terms hereof or which purport in any way to bind the Holder of this Warrant or the Common Stock.

         12. The laws of the State of California shall govern the validity, interpretation and performance of this Warrant and each of its terms and provisions.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal and dated as of November 13, 2003.

CALYPTE BIOMEDICAL CORPORATION


By _____________________________________
   Name: Richard D. Brounstein
   Title: Executive Vice President & CFO

                          FORM OF ELECTION TO PURCHASE



(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant to which this form applies, issued by Calypte Biomedical Corporation ("Calypte"))

To Calypte Biomedical Corporation:

         The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $0.03 par value per share, of Calypte (the "Common Stock") and, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                PLEASE INSERT SOCIAL SECURITY OR
                                TAX IDENTIFICATION NUMBER




                                (Please print name and address)


                                ----------------------------------------

Dated:            ,             Name of Holder:
      ------------ -----


                           (Print)
                                    -----------------------------------------

                           (By:)
                                    -----------------------------------------
                           (Name:)
                                    -----------------------------------------
                           (Title:)
                                    -----------------------------------------
                                    (Signature  must  conform in all respects to
                                    name of holder as  specified  on the face of
                                    the Warrant)

                               FORM OF ASSIGNMENT



[To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Calypte Biomedical Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Calypte Biomedical Corporation with full power of substitution in the premises.

Dated:

---------------, ----



                                    --------------------------------------------
                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                    --------------------------------------------
                                    Address of Transferee


                                    --------------------------------------------

                                    --------------------------------------------



In the presence of:


--------------------------

                                    Exhibit D

                         Calypte Biomedical Corporation
                Summary of Accounts Payable and Accrued Expenses
                            As of September 30, 2003


Accounts payable and accrued expenses as of September 30, 2003 consisted of the following (in thousands):

                                                                 2003
                                                                 ----
Trade accounts payable                                       $   2,424
Accrued royalty payments                                           575
Accrued salary and vacation pay                                    237
Accrued interest (including non-cash penalties for
   delayed registration of $272)                                   294
Current portion of consulting contract liability                 1,054
Other                                                              373
                                                              --------
Total accounts payable and accrued expenses                   $  4,957
                                                              ========